UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 14, 2003

Date of Report (Date of earliest event reported)

TDK Mediactive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28604	95-4264046
(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

4373 Park Terrace Drive, Westlake Village, California		91302-3126
(Address of principal executive offices)		(Zip Code)

(818) 707-7063

(Registrant’s telephone number, including area code)

ITEM 5.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 14, 2003, TDK Mediactive, Inc. (the “Company”) issued a press release concerning its financial results for the fiscal year and quarter ended March 31, 2003 and other matters. A copy of the press release issued by the Company is attached as an exhibit hereto and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

99.1	Press release dated May 14, 2003 of TDK Mediactive, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TDK Mediactive, Inc.

By:	/s/ Martin G. Paravato
Martin G. Paravato Chief Financial Officer

Date: May 14, 2003